Filed Pursuant to Rule 497
Registration No. 333-202399

TERRA INCOME FUND 6, INC.
SUPPLEMENT NO. 4 DATED SEPTEMBER 22, 2015
TO THE PROSPECTUS DATED APRIL 20, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Terra Income Fund 6, Inc., which we refer to as the Company, our, us or we, dated April 20, 2015, or the Prospectus. Any matter disclosed herein shall be deemed to amend, supplement and qualify the respective sections of the Prospectus to the extent the relevance of such disclosure is readily apparent. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in shares of our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our initial public offering and through September 17, 2015, we sold approximately 840,000 shares of common stock, including shares purchased by Terra Capital Partners, LLC, our affiliate, in both an initial private placement and from this offering, for gross proceeds of approximately $10.5 million, thereby satisfying the minimum offering requirement.

PROSPECTUS UPDATES

Change to Subscription Acceptance Dates

On September 9, 2015, and effective as of the same date, the Company and Terra Capital Markets, LLC, its dealer manager and affiliate, determined to change the dates upon which subscriptions are accepted from the first business day of each month and the first business day following the 15th day of each month, to the first business day following the 15th day of each month and the last business day of each month.

Accordingly, the Prospectus is hereby amended as noted below.

Prospectus Summary—How to Subscribe

•	The first full paragraph on page 11 of the Prospectus under the sub-heading “How to Subscribe” is hereby deleted in its entirety and the following paragraph is hereby added:

We will accept subscriptions twice each month: (1) on the first business day following the 15th day of each month and also (2) on the last business day of each month. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we make our cash distributions. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold the first of our two semi-monthly closings for the sale of shares in this offering.

Plan of Distribution—How to Subscribe

•	The second full paragraph on page 127 of the Prospectus under the sub-heading “How to Subscribe” is hereby deleted in its entirety and the following paragraph is hereby added:

•	We will accept subscriptions twice each month: (1) on the first business day following the 15th day of each month and also (2) on the last business day of each month. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we make our cash distributions. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold the first of our two semi-monthly closings for the sale of shares in this offering.